                            SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549

                                  -----------------------

                                          FORM T-1

                                STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                        CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                  -----------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE

                              PURSUANT TO SECTION 305(b)(2) / /

                              LASALLE BANK NATIONAL ASSOCIATION
                      (Exact name of trustee as specified in its charter)

                                            36-0884183
                                          (I.R.S. Employer
                                         Identification No.)

                       135 South LaSalle Street, Chicago, Illinois 60603
                      (Address of principal executive offices) (Zip Code)

                                  -----------------------

                                   Willie J. Miller, Jr.
                               Group Senior Vice President
                             Chief Legal Officer and Secretary
                                   Telephone: (312) 904-2018
                              135 South LaSalle Street, Suite 925
                                    Chicago, Illinois 60603
                   (Name, address and telephone number of agent for service)

                                  -----------------------

                                       Option Care, Inc.
                      (Exact name of obligor as specified in its charter)

               Delaware                                        39-37911931
    (State or other jurisdiction of                          (I.R.S. Employer
     incorporation or organization)                          Identification No.)


      485 Half Day Road, Suite 300                                 60089
        Buffalo Grove, Illinois                                 (Zip Code)
 (Address of principal executive offices)

                                  -----------------------

                        2.25% Convertible Senior Notes due 2024
                          (Title of the indenture securities)


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ITEM 1.  GENERAL INFORMATION*

Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              1.  Comptroller of the Currency, Washington D.C.

              2.  Federal Deposit Insurance Corporation, Washington, D.C.

              3. The Board of Governors of the Federal Reserve Systems, Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

                  Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

If the obligor is an affiliate of the trustee, describe each such affiliation.

                                    Not Applicable













* Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

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ITEM 16.  LIST OF EXHIBITS.

List below all exhibits filed as part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of LaSalle Bank National Association now in effect. (incorporated herein by reference to Exhibit 1 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         2. A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         3. A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         4. A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         5.   Not applicable.

         6. The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

         7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

         8.   Not applicable.

         9.   Not applicable.



                                           SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 18th day of January, 2005.

                                           LASALLE BANK NATIONAL ASSOCIATION


                                                       By: /s/ JOHN W. PORTER
                                                          --------------------
                                                           John W. Porter
                                                           Vice President


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LaSalle Bank N.A.            Call Date: 9/30/2004   ST-BK: 17-1520     EXHIBIT 7
135 South LaSalle Street
Chicago, IL 60603                                   CERT: 15407

Transit Number: 71000505

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND
STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET

                                                                                               Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                          RCFD
                                                                                          ----
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1)                                0081            1,617,795    1.a
    b. Interest-bearing balances(2)                                                         0071               17,868    1.b
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A)                           1754              112,879    2.a
    b. Available-for-sale securities (from Schedule RC-B, column D)                         1773           19,132,076    2.b
 3. Federal funds sold and securities purchased under agreements to resell
    a. Federal funds sold in domestic offices                                               B987            1,384,310    3.a
    b. Securitites purchased under agreements to resell(3)                                  B989               72,124    3.b
 4. Loans and lease financing receivables (from schedule RC-C)
    a. Loans and leases held for sale                                                       5369              550,959    4.a
    b. Loans and leases, net of unearned income                 B528    35,541,659
    c. LESS: Allowance for loan and lease losses                3123       673,205                                       4.c
    d. Loans and leases, net of unearned income,
      allowance, and reserve (item 4.a minus 4.b and 4.c)                                   B529           34,868,454    4.d
 5. Trading assets (from Schedule RC-D)                                                     3545              397,518    5.
 6. Premises and fixed assets (including capitalized leases)                                2145              277,181    6.
 7. Other real estate owned (from Schedule RC-M)                                            2150               16,025    7.
 8. Investments in unconsolidated subsidiaries and associated companies (from
    Schedule RC-M)                                                                          2130                    0    8.
 9. Customers' liability to this bank on acceptances outstanding                            2155               22,446    9.
10. Intangible assets (from Schedule RC-M)
    a. Goodwill                                                                             3163              181,613   10.a
    b. Other Intangible assets                                                              0426                  642   10.b
11. Other assets (from Schedule RC-F)                                                       2160            3,068,898   11.
12. Total assets (sum of items 1 through 11)                                                2170           61,720,788   12.


------------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.
(3) Includes all securites resale agreements in domestic and foreign offies, regardless of maturity.

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LaSalle Bank N.A.        Call Date: 9/30/2004    ST-BK: 17-1520   FFIEC      031
135 South LaSalle Street                                          Page   RC-2
Chicago, IL 60603        Vendor ID: D            CERT: 1540712      12

Transit Number: 71000505

SCHEDULE RC - CONTINUED


                                                                                               Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
                                                                                        RCON
                                                                                        ----
13. Deposits:
    a. In domestic offices (sum of totals of
       columns A and C from Schedule RC-E, part I)                                      2200        29,385,449       13.a
                                                               RCON
                                                               ----
       (1) Noninterest-bearing(1)                              6631     7,020,336                                    13.a.1
       (2) Interest-bearing                                    6636    22,365,113                                    13.a.2
    b. In foreign offices, Edge and Agreement subsidiaries,
       and IBFs (from Schedule RC-E, part II)                                           2200         8,000,220       13.b
                                                               RCFN
                                                               ----
       (1) Noninterest-bearing                                 6631             0                                    13.b.1
       (2) Interest-bearing                                    6636     8,000,220                                    13.b.2
                                                                                        RCON
                                                                                        ----
14. Federal funds purchased and securities sold under agreements to repurchase:
    a. Federal funds purchased in domestic offices(2)                                   B993         2,050,891       14.a
                                                                                        RCFD
                                                                                        ----
    b. Securities sold under agreements to repurchase(3)                                B995         2,683,667       14.b
15. Trading liabilities (from Schedule RC-D)                                            3548           181,999       15
16. Other borrowed money (includes mortgage indebtedness and obligations
    under capitalized leases): From schedule RC-M                                       3190        10,137,494       16
17. Not applicable.
18. Bank's liability on acceptances executed and outstanding                            2920            22,446       18.
19. Subordinated notes and debentures(4)                                                3200           540,000       19.
20. Other liabilities (from Schedule RC-G)                                              2930         3,373,423       20.
21. Total liabilities (sum of items 13 through 20)                                      2948        56,375,589       21.
22. Minority Interest in consolidated subsidiaries                                      3000            66,347       22.

EQUITY CAPITAL
                                                                                        RCFD
                                                                                        ----
23. Perpetual preferred stock and related surplus                                       3838           500,000       23.
24. Common stock                                                                        3230            41,234       24.
25. Surplus (exclude all surplus related to preferred stock)                            3839         2,010,375       25.
26. a. Retained Earnings                                                                3632         2,391,174       26.a
    b. Accumulated Other Comprehensive income.(5)                                       B530           336,069       26.b
27. Other Equity capital components(6)                                                  3284                 0       27.
28. Total equity capital (sum of items 23 through 27)                                   3210         5,278,852       28.
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)                                                       3300        61,720,788       29.

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
                                                                                        RCFD    NUMBER
                                                                                        ----    ------
  1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
     for the bank by independent external auditors as of any date during 2001           6724      N/A                M.1

1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank conducted in accordance
    with generally accepted auditing standards by a certified       with generally accepted auditing standards by a certified
    public accounting firm which submits a report on the bank       accounting firm. (may be required by state chartering authority)

2 = Independent audit of the bank's parent holding company      5 = Directors' examination of the bank performed by other
    conducted in accordance with generally accepted auditing        external auditors (may be required by state chartering
    standards by a certified public accounting firm which           authority)
    submits a report on the consolidated holding company (but
    not on the bank separately)
3 = Attestation on bank managements assertion on the            6 = Review of the bank's financial statements by external
    effectiveness of the banks internal control over financial      auditors
    reporting by a certified public accounting firm.
                                                                7 = Compilation of the bank's financial statements by
                                                                    external auditors
                                                                8 = Other audit procedures (excluding tax preparation work)
                                                                9 = No external audit work

------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16 "other borrowed money."
(3) Includes all securities repurchased agreements in domestic and foreign offices, regardless of maturity.
(4)  Includes limited-life preferred stock and related surplus.
(5) Includes net unrealized holding gains(losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6)  Includes treasury stock and unearned Employee Stock Ownership plan shares.